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                                                                  EXHIBIT 10.16


                        AMENDMENT TO PURCHASE AGREEMENT


         This Amendment to a certain Purchase Agreement dated March 23, 1998 by and between Al Johnson referred to as "Purchaser" herein, and Lisa Lemon, Inc. referred to as "Seller" herein is made this 26th day of June, 1998.

         WHEREAS the parties desire to amend and modify the Purchase Agreement dated March 23, 1998.

         NOW THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

         1. The purchase price shall be $1,020,000.00

         2. The purchase price shall be payable by the Purchaser as follows:

                  a) $35,000.00 which is at present on deposit in escrow at Continental Title Company in Cleveland, Ohio.

                  b) $50,000.00 to be deposited in escrow on or before June 25, 1998.

                  c) $50,000.00 to be deposited in escrow on or before July 25, 1998.

                  d) $50,000.00 to be deposited in escrow on or before August 25, 1998.

                  e) 290,000.00 shall be paid into escrow on or before September 9, 1998.

                  f. The balance shall be paid by the execution of a Promissory Note by the Purchaser in the principal sum of $545,000.00 with interest at 10% per annum, but subject to the provisions for payment herein in a form as on Exhibit B attached to the Agreement, and secured by a mortgage deed for the premises described in Exhibit A of the Agreement which shall be a first lien on the premises which mortgage deed shall be in a form as on Exhibit C attached to the

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Agreement and executed by the Purchaser with a release of dower executed by the
Purchaser's spouse.

         3. After closing, in the event that Purchaser pays to Seller the sum of $500,000.00 on or before six (6) months after the closing date, the Promissory Note shall be paid in full and Seller shall return the Promissory Note marked paid in full and satisfy the mortgage deed referred to in Exhibit C of the Agreement.

         4. In the event that Purchaser elects not to satisfy the Promissory Note as stated in paragraph 3 herein, but pays to Seller the sum of $525,000.00 on or before twelve (12) months after the closing date, the said Promissory Note shall be paid in full and Seller shall return the Promissory Note marked paid in full and satisfy the mortgage deed referred to in Exhibit C of the Agreement.

         5. In the event neither of the options for payment of the said Promissory Note as set forth above are exercised in a timely manner, then the Promissory Note shall be paid as follows:

                  a) $100,000.00 in principal plus interest which has accrued during the first year shall be paid on or before the first anniversary of the closing date.

                  b) The balance due plus interest shall be paid in quarterly installments amortized over the next four (4) years with the first payment fifteen (15) months after the closing date and subsequent payments at the end of each quarter thereafter for the next fifteen (15) quarters.

         6. The parties agree that the sum of $35,000.00 presently on deposit in escrow and the payments of $50,000.00 each in June, July and August of 1998 as set forth above shall be forfeited to the Seller in the event this transaction is not completed on the closing date due to a default on the part of the Purchaser.


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         7. The closing date shall be September 15, 1998. All funds and documents shall be deposited into escrow on or before September 9, 1998. In all other respects, the provisions of Section 7 of the Purchase Agreement remain in effect.

         8. The Notice of Default served on the Purchaser by the Seller on June 11, 1988 is waived.

         9. Purchaser represents that he has no objection with regard to the state of the title based on the preliminary title report of Continental Title Company as of December 27, 1997, receipt of which both parties acknowledge and the survey taken as of June 5, 1998.

         10. Section 22 of the Purchase Agreement is amended as follows:

                  a) Section 20 on line 2 shall be "Section 21".

                  b) The last sentence of Section 22 of the Purchaser Agreement which states, "However, this provision shall not apply to the failure of the defaulting party to close the transaction on the closing date" is deleted.

         11. The provisions of this Amendment shall prevail over the terms of the Purchase Agreement. In all other respects, the terms of the Purchase Agreement are ratified and confirmed.



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         IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.



                                              SELLER:



                                              LISA LEMON, INC.



                                              by /s/
                                                 ------------------------------

                                              PRESIDENT



                                              Date
                                                  -----------------------------




                                              PURCHASER:

                                              /s/ AL JOHNSON
                                              ---------------------------------
                                              AL JOHNSON



                                              Date
                                                  -----------------------------